EXHIBIT 23


                              ARTHUR ANDERSEN LLP


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statement File Nos. 333-30829 and 33-86352-NY.


                                        /s/  Arthur Andersen LLP



Melville, New York
December 29, 1998